SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

BIOSITE INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-21873	33-0288606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11030 Roselle Street, San Diego, California 92121

(Address of principal executive offices)       (Zip Code)

Registrant’s telephone number, including area code:  (858) 455-4808

ITEM 12                 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2004,  Biosite Incorporated issued an earnings release announcing its financial results for the second quarter ended June 30, 2004.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Current Report and attached Exhibit are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this Current Report and attached Exhibit shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2004

BIOSITE INCORPORATED

By: /s/ CHRISTOPHER J. TWOMEY

Christopher J. Twomey
Vice President, Finance and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 99.1	Press release of Biosite Incorporated dated July 29, 2004